UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – September 8, 2008
ONCOR ELECTRIC DELIVERY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including Area Code – (214) 486-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 8, 2008, Oncor Electric Delivery Company LLC (the “Company”) completed a sale of $1,500,000,000 principal amount of its senior secured notes, consisting of $650,000,000 aggregate principal amount of 5.95% Senior Secured Notes due 2013 (the “2013 Notes”), $550,000,000 aggregate principal amount of 6.80% Senior Secured Notes due 2018 (the “2018 Notes”), and $300,000,000 aggregate principal amount of 7.50% Senior Secured Notes due 2038 (the “2038 Notes,” and collectively with the 2013 Notes and 2018 Notes, the “Notes”). The Company intends to use the proceeds (net of the initial purchasers’ discount and expenses) of approximately $1,486,636,500 from the sale of the Notes to repay most of the borrowings under the Revolving Credit Agreement dated as of October 10, 2007, among the Company, JPMorgan Chase Bank, N.A., Citibank, N.A. and the other banks party thereto (the “Revolving Credit Agreement”), and for general corporate purposes.
     The Notes were delivered to The Bank of New York Mellon, as trustee (the “Trustee”) pursuant to the provisions of the Company’s Indenture dated as of August 1, 2002 between the Company and the Trustee (as supplemented, the “Indenture”) and an Officer’s Certificate dated as of September 8, 2008 (the “Officer’s Certificate”) between the Company and the Trustee. The Officer’s Certificate establishes the terms of the Notes. The 2013 Notes, 2018 Notes and 2038 Notes each constitute a separate series of Notes under the Indenture, but will be treated together with the Company’s outstanding $800,000,000 7.000% Fixed Debentures due September 1, 2022 for amendments and waivers and for taking certain other actions.
     The Company’s obligations under the Notes will initially be secured by a lien on all property acquired or constructed by the Company for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (“Deed of Trust”) dated as of May 15, 2008, from the Company to The Bank of New York Mellon, as collateral agent, as described in the Deed of Trust. The lien of the Deed of Trust may be released if the Company fully pays all amounts and terminates the commitment under the Revolving Credit Agreement. In addition, the lien of the Deed of Trust may be released under certain other circumstances described in the Deed of Trust. Upon release of the lien, the Notes will cease to be secured obligations of the Company and will become senior unsecured general obligations of the Company.
     The 2013 Notes bear interest, payable semi-annually, at a rate of 5.95% per annum and mature on September 1, 2013. The 2018 Notes bear interest, payable semi-annually, at a rate of 6.80% per annum and mature on September 1, 2018. The 2038 Notes bear interest, payable semi-annually, at a rate of 7.50% per annum and mature on September 1, 2038. Interest on each of the Notes is payable in cash semiannually in arrears on September 1 and March 1 of each year, and the first interest payment is due on March 1, 2009. The Company may redeem the Notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others.
     The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

     In connection with the completion of the sale of the Notes, on September 8, 2008, the Company entered into a Registration Rights Agreement with the representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the Notes (the “Shelf Registration Statement”). The Company also agreed to file a registration statement containing a “market making prospectus” and to keep it effective, subject to certain exceptions, for a period of ten years after the issue date of the Notes. The Company agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the Notes and to consummate the exchange offer no later than 315 days after the issue date of the Notes. The Company agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises or 270 days after the issue date of the Notes.
     If the Company does not comply with certain of its obligations under the Registration Rights Agreement, the affected Notes will bear additional interest on the principal amount of the affected Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the Notes.
     A copy of the Indenture was filed by the Company as an exhibit to its Form S-4 filed October 2, 2002 and is incorporated by reference herein. A copy of the Deed of Trust was filed by the Company as an exhibit to its Form 10-Q filed May 15, 2004 and is incorporated by reference herein. The Officer’s Certificate is attached as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference. The Registration Rights Agreement is attached as Exhibit 4.2 to this current report on Form 8-K and is incorporated herein by reference. The above description of the Indenture, the Deed of Trust, the Officer’s Certificate, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the Notes and the Registration Rights Agreement.
ITEM 9.01. Financial Statements and Exhibits.
(d)

Exhibit No.	Description

4.1	Officer’s Certificate, dated September 8, 2008, establishing the terms of the Company’s 5.95% Senior Secured Notes due 2013, 6.80% Senior Secured Notes due 2018 and 7.50% Senior Secured Notes due 2038.

4.2	Registration Rights Agreement, dated September 8, 2008, among the Company and the representatives of the initial purchasers of the Notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By: Name:	/s/ Richard C. Hays Richard C. Hays
Title:	Controller
Dated: September 9, 2008

EXHIBIT INDEX

(d) Exhibit No.	Description
4.1	Officer’s Certificate, dated September 8, 2008, establishing the terms of the Company’s 5.95% Senior Secured Notes due 2013, 6.80% Senior Secured Notes due 2018 and 7.50% Senior Secured Notes due 2038.

4.2	Registration Rights Agreement, dated September 8, 2008, among the Company and the representatives of the several initial purchasers of the Notes.